Stockholders' Equity (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Equity [Abstract]
Stockholders' Equity
Note 6—Stockholders’ Equity
Common Stock
Each share of common stock entitles the holder to one vote on all matters submitted to a vote of Angion’s stockholders. Common stockholders are not entitled to receive dividends, unless declared by the board of directors.

Note 8-Stockholders’ Equity
Common Stock
Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Angion stockholders. Common stockholders are not entitled to receive dividends, unless declared by the Board of Directors.
Treasury stock
The retirement of treasury stock was recorded as a reduction of common stock and additional paid-in capital at the time such retirement was approved by Angion’s Board of Directors in October 2021.
As of December 31, 2021 and 2020, zero and $1.8 million was included in treasury stock in the consolidated balance sheets.